                                                                   EXHIBIT 4.5

[LOGO] ---------------                                   --------------- [LOGO]
           NUMBER                                             SHARES
       MP
       ---------------                                   ---------------
         COMMON STOCK                                      COMMON STOCK

                              [LOGO OF MEDIAPLEX]          CUSIP 584468 10 5

THIS CERTIFICATE IS TRANSFERABLE
    IN RIDGEFIELD PARK, NJ
       OR NEW YORK, NY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                 SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND A STATEMENT
                                                 AS TO THE RIGHTS, PREFERENCES,
                                                  PRIVILEGES AND RESTRICTIONS
                                                           OF SHARES

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE PER SHARE, OF

                                MEDIAPLEX, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Sandra L. Abbott            --------------         /S/ Gregory R. Raifman
----------------------          MEDIAPLEX, INC.        -----------------------
CHIEF FINANCIAL OFFICER         CORPORATE SEAL         CHAIRMAN
                                 AUG. 16, 1999
                                   DELAWARE
                                --------------

COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                   TRANSFER AGENT AND REGISTRAR

BY
----------------------------
                            AUTHORIZED SIGNATURE

                                MEDIAPLEX, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder thereof upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT--_________________Custodian________________
     TEN ENT -- as tenants by the entireties                                                  (Cust)                    (Minor)
     JT TEN  -- as joint tenants with right of                                           under Uniform Gifts to Minors
                survivorship and not as tenants                                          Act_______________________________________
                in common                                              UNIF TRF MIN ACT--__________Custodian (until age____________)
                                                                                           (Cust)
                                                                                         ____________________under Uniform Transfers
                                                                                                (Minor)
                                                                                         to Minors Act______________________________
                                                                                                                (State)


     FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------
          INSERT BOX
-----------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                      X _______________________________________
                                      X _______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures(s) Guaranteed


By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM),  PURSUANT TO S.E.C. RULE 17Ad-15.